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                                                                   EXHIBIT 10.12


                        THIRD AMENDMENT TO ALLERGAN, INC.
                   SAVINGS AND INVESTMENT PLAN (RESTATED 1996)

The ALLERGAN, INC. SAVINGS AND INVESTMENT PLAN (the "Plan") is hereby amended to read as follows:

    1. Section 2.1 of the Plan is amended in its entirety, effective January 1, 1997, as follows:

                  2.1 Accounts. "Accounts" or "Participant's Accounts" shall mean the After Tax Deposits Accounts, Before Tax Deposits Accounts, Company Contribution Accounts, and Rollover Accounts maintained for the various Participants.

    2. Section 2.18 of the Plan is amended in its entirety, effective January 1, 1997, as follows:

                  2.18 Company Contributions Account. "Company Contributions Account" shall mean a Participant's individual account in the Trust Fund in which are held Company Contributions and the earnings thereon and amounts transferred from a Participant's PAYSOP account in the SmithKline Beckman Savings and Investment Plan to the Plan, if any. Any amounts so transferred shall be fully vested.

    3. Section 2.20 of the Plan is amended, effective January 1, 1997, to delete "In determining the Compensation of an Employee, the rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the Plan Year. If, as the result of the application of such rules the applicable Compensation limit is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation." from the last paragraph.

    4. Section 2.20 of the Plan is amended in its entirety, effective January 1, 1998, as follows:

                  2.20 Compensation. "Compensation" shall mean the amounts paid during a Plan Year to an Employee by the Company for services rendered, including base earnings, commissions and similar incentive compensation, cost of living allowances earned within the United States of America, holiday pay, overtime earnings, pay received for election board duty, pay received for jury and witness duty, pay received for military service (annual training), pay received for being available for work, if required (call-in premium), amounts of salary reduction elected by the Participant under a Code Section 401(k) cash or deferred arrangement, shift differential and premium,






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           sickness/accident related pay, vacation pay, vacation shift premium, and bonus amounts paid under the following programs:

                      (1) Sales bonus,

                      (2) "Management Bonus Payments" (MBP), either in cash or
               in restricted stock,

                      (3) Group performance sharing payments, such as the
               "Partners for Success;"

           but excluding business expense reimbursements; Company gifts or the value of Company gifts; Company stock related options and payments; employee referral awards; flexible compensation credits paid in cash; special overseas payments, allowances and adjustments including, but not limited to, pay for cost of living adjustments and differentials paid for service outside of the United States, expatriate reimbursement payments, and tax equalization payments; forms of imputed income; long-term disability pay; payment for loss of Company car; Company car allowance; payments for patents or for writing articles; relocation and moving expenses; retention and employment incentive payments; severance pay; Share Value Plan or other long-term incentive awards, bonuses or payments; "Impact Award" payments; "Employee of the Year" payments; "Awards for Excellence" payments; special group incentive or individual recognition payments which are nonrecurring in nature; tuition reimbursement; and contributions by the Company under the Plan or distributions hereunder, any contributions or distributions pursuant to any other plan sponsored by the Company and qualified under Code Section 401(a) (other than contributions constituting salary reduction amounts elected by the Participant under a Code Section 401(k) cash or deferred arrangement, any payments under a health or welfare plan sponsored by the Company, or premiums paid by the Company under any insurance plan for the benefit of Employees. Compensation taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000 as adjusted at the time and in such manner as permitted under Code Section 401(a)(17)(B). If the period for determining Compensation used in calculating an Employee's allocation for a Plan Year is a short Plan Year (i.e., shorter than 12 months), the Compensation limit is an amount equal to the otherwise applicable Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12. Notwithstanding the foregoing, for purposes of applying the provisions of Articles XI and XII, an Employee's Compensation shall be determined pursuant to the definition of "Compensation" as set forth in Sections 13.6 or 14.2(i), as the case may be.



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    5.  Section 2.22 of the Plan is amended, effective December 12, 1994, by adding the following Paragraph (h):

                  (h) Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

    6. Section 2.26 of the Plan is amended in its entirety, effective the later of January 1, 1999 or, the date the merger of the Allergan, Inc. Puerto Rico Savings and Investment Plan into the Plan is approved by the United States and Puerto Rico tax authorities, as follows:

                  Section 2.26 Eligible Employee. "Eligible Employee" shall mean any United States-based payroll Employee and any Puerto Rico-based payroll Employee of the Company and any expatriate Employee of the Company who is a United States citizen or permanent resident, but excluding any non-resident alien of the United States and Puerto Rico, any non-regular manufacturing site transition Employee, any Leased Employee, and any Employee covered by a collective bargaining agreement.

    7. Section 2.29 of the Plan is amended in its entirety, effective the later of January 1, 1999 or, the date the merger of the Allergan, Inc. Puerto Rico Savings and Investment Plan into the Plan is approved by the United States and Puerto Rico tax authorities, as follows:

                  Section 2.29 Employee. "Employee" shall mean any person who is employed by the Sponsor or an Affiliated Company in any capacity, any portion of whose income is subject to withholding or income tax and/or for whom Social Security contribution are made by the Sponsor or an Affiliated Company, as well as any other person qualifying as a common-law employee or Puerto Rico-based employee of the Sponsor or an Affiliated Company except that such term shall not include (i) any individual who performs services for the Sponsor or an Affiliated Company and who is classified or paid as an independent contractor (regardless of his or her classification for federal tax or other legal purposes) by the Sponsor or an Affiliated Company and (ii) any individual who performs services for the Sponsor or an Affiliated Company pursuant to an agreement between the Sponsor or an Affiliated Company and any other person including a leasing organization except to the extent such individual is a Leased Employee.

    8. Section 2.34 of the Plan is amended in its entirety, effective January 1, 1997, as follows:

                  2.34 Highly Compensated Employee. "Highly Compensated Employee" shall mean:

                      (a) An Employee who performed services for the Employer
               during the Plan Year or preceding Plan Year and is a member of one or more of the following groups:



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                             (i) Employees who at any time during the Plan Year
                      or preceding Plan Year were Five Percent Owners (as defined in Section 14.2).

                             (ii) Employees who received Compensation during the
                      preceding Plan Year from the Employer in excess of $80,000 (as adjusted in such manner as permitted under Code
                      Section 414(q)(1)).

                      (b) For the purpose of this Section, the term
               "Compensation" means compensation as defined in Code Section 415(c)(3), as set forth in Section 13.6.

                      (c) The term "Highly Compensated Employee" includes a
               Former Highly Compensated Employee. A Former Highly Compensated Former Employee is any Employee who was (i) a Highly Compensated Employee when he or she terminated employment with the Employer or (ii) a Highly Compensated Employee at any time after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 shall be treated as a Former Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received Compensation in excess of $50,000 or was a 5% owner.

                      (d) For the purpose of this Section, the term "Employer"
               shall mean the Sponsor and any Affiliated Company.

                      (e) The determination of who is a Highly Compensated
               Employee, including the determination of the Compensation that is considered, shall be made in accordance with Code Section 414(q) and the Regulations and to the extent permitted thereunder, the Committee, for administrative convenience, may establish rules and procedures for purposes of identifying Highly Compensated Employees, which rules and procedures may result in an Eligible Employee being deemed to be a Highly Compensated Employee for purposes of the limitations of Article IV and Article VI, whether or not such Eligible Employee is a Highly Compensated Employee described in Code Section 414(q).

    9. Section 2.37 of the Plan is amended in its entirety, effective January 1, 1997, as follows:

                  2.37 Leased Employee. "Leased Employee" shall mean any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons


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           determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one (1) year, and such services are performed under the primary direction or control by recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient if Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce and such Leased Employee is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least ten (10) percent of compensation as defined under Code Section 415(c)(3); (ii) immediate participation; and (iii) full and immediate vesting.

    10. Article II of the Plan is amended, effective January 1, 1997, by deleting Section 2.52 regarding the Stock Credit Account and redesignating Sections 2.53, 2.54, 2.55, 2.56, 2.57, and 2.58 as
        Sections 2.52, 2.53, 2.54, 2.55, 2.56, and 2.57, respectively.

    11. Section 3.1 of the Plan is amended in its entirety, effective January 1, 1997, as follows:

                  3.1     Participation.

                  (a) Each Eligible Employee shall be eligible to participate in the Plan on his or her Employment Commencement Date.

                  (b) If an Eligible Employee's employment with the Company terminates after the Employee has become a Participant in the Plan, the Employee shall become eligible to participate in the Plan immediately upon his or her Reemployment Commencement Date.

    12. Section 4.1 of the Plan is amended, effective January 1, 1999, by adding the following Paragraph (d):

                  (d) Notwithstanding the above Paragraphs, an Eligible Employee shall be deemed to have elected to defer the receipt of a three percent (3%) of his or her Compensation and to have such deferred amount contributed directly by the Company to the Plan as Before Tax Deposits if such Eligible Employee fails to file an election for any Plan Year within the time period prescribed by the Committee (or, in the case of newly hired Eligible Employee, the Eligible Employee fails to file an election when hired or prior to the date compensation for the first pay period is currently available). A deemed election under this Paragraph (d) shall be effective as of the first pay period of the Plan Year (or, in the case of newly hired Eligible Employee, the first pay period following his or her date of hire) and shall remain in effect until superseded by a subsequent affirmative election by the Eligible Employee. Deferred amounts contributed directly by the Company to the Plan


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           under this Paragraph (d) shall be invested in the Balanced Fund described in Section 5.5(b) until superseded by a subsequent election by the Eligible Employee.

    13. Section 4.2(a) of the Plan is amended in its entirety, effective January 1, 1999, as follows:

                  (a) Participants may elect to contribute a whole percentage of his/her Compensation to the Plan as Before Tax Deposits not to exceed twenty percent (20%) when aggregated with the After Tax Deposits contributed by such Participant pursuant to Paragraph (b) below. Notwithstanding the foregoing, no Participant shall be permitted to make Before Tax Deposits to the Plan during any calendar year in excess of $7,000, or such larger amount as may be determined by the Secretary of the Treasury pursuant to Code Section 402(g)(2), or which exceed the limitations set forth in Section 4.3. For purposes of the dollar limitation, the Before Tax Deposits of a Participant for any taxable year is the sum of all Before Tax Deposits under the Plan and all salary reduction amounts under any other qualified cash or deferred arrangement (as defined in Code Section 401(k)), a simplified employee pension (as defined in Code Section 408(k) and Code Section 402(h)(1)(B)), a deferred compensation plan under Code
           Section 457, a trust described in Code Section 501(c)(18) and any salary reduction amount used to purchase an annuity contract under Code Section 403(b) whether or not sponsored by the Company but shall not include any amounts properly distributed as excess annual additions.

    14. Section 4.2(b) of the Plan is amended in its entirety, effective January 1, 1999 as follows:

                  (b) Each Participant may elect to contribute a whole percentage of his/her Compensation to the Plan as After Tax Deposits not to exceed twenty percent (20%) when aggregated with the amount of his/her Before Tax Deposits. Notwithstanding the foregoing, no Participant shall be permitted to make After Tax Deposits to the Plan during any Plan Year which exceed the limitations set forth in
           Section 6.13.

    15. Section 4.3(b)(i) of the Plan is amended in its entirety, effective January 1, 1997, as follows:

                  (i) "Actual Deferral Percentage" shall mean, with respect to the group of Highly Compensated Participants and the group of all other Participants for a Plan Year, the ratio, calculated separately and to the nearest one-hundredth of one percent for each Participant in such group, as follows:

                      (1) For a Highly Compensated Participant, the ratio of
               such Participant's Compensation Deferral Contributions for the current Plan Year to such Participant's Compensation for the current Plan Year; provided, however, that the Actual Deferral Percentage of a Highly Compensated


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               Participant with no Compensation Deferral Contributions made on his or her behalf shall be zero.

                      (2) For any other Participant, the ratio of such
               Participant's Compensation Deferral Contributions for the preceding Plan Year to such Participant's Compensation for the preceding Plan Year; provided, however, that the Actual Deferral Percentage of a Participant with no Compensation Deferral Contributions made on his or her behalf shall be zero.

                  To the extent determined by the Committee and in accordance with regulations issued by the Secretary of the Treasury, qualified nonelective contributions on behalf of a Participant that satisfy the requirements of Code Section 401(k)(3)(c)(ii) may also be taken into account for the purpose of determining the Actual Deferral Percentage of a Participant.

    16. Section 4.3(b)(v) of the Plan is amended in its entirety, effective January 1, 1998, as follows:

                  (v) "Compensation" shall mean compensation as described below:

                      (1) Compensation means compensation determined by the
               Company in accordance with the requirements of Code Section 414(s) and the Regulations thereunder.

                      (2) For purposes of this Section 4.3, for Plan Years
               beginning on or after January 1, 1998, Compensation may, at the Company's election, exclude amounts which are excludable from a Participant's gross income under Code Section 125 (pertaining to cafeteria plans) and Code Section 402(e)(3) (pertaining to 401(k) salary reductions). The Company may change its election provided such change does not discriminate in favor of Highly Compensated Employees.

                      (3) Compensation taken into account for any Plan Year
               shall not exceed $150,000 as adjusted at the time and in such manner as permitted under Code Section 401(a)(17)(B).

    17. Section 4.3 of the Plan is amended, effective January 1, 1997, by deleting Paragraph (e) regarding family aggregation and redesignating Paragraphs (f), (g), and (h) as Paragraphs (e), (f), and (g), respectively.

    18. Section 4.5(b) of the Plan is amended in its entirety, effective January 1, 1997, as follows:

                  (b) For purposes of satisfying the Actual Deferral Percentage test of Section 4.3(a), the amount of any excess Compensation Deferral Contributions by a Highly Compensated Participant shall be determined by


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           the Committee by application of a leveling method under
           which the Compensation Deferral Contributions of the Highly Compensated Participant who has the highest dollar amount of Compensation Deferral Contributions for such Plan Year is reduced to the extent required to cause such Highly Compensated Participant's Compensation Deferral Contributions to equal the Compensation Deferral Contributions of the Highly Compensated Participant with the next highest Compensation Deferral Contributions; provided, however, if a lesser amount, when added to the total dollar amount already returned under this paragraph (b), equals the total excess Compensation Deferral Contributions that are required to be returned to enable the Plan to satisfy the Actual Deferral Percentage test, the lesser amount shall be returned. This process shall be repeated until the Plan satisfies the Actual Deferral Percentage test.

    19. Section 4.5 of the Plan is amended, effective January 1, 1997, by deleting Paragraph (c) regarding family aggregation and redesignating Paragraphs (d), (e), (f), (g), (h), and (i) as Paragraphs (c), (d), (e),
        (f), (g), and (h), respectively.

    20. Section 5.4(d) of the Plan is amended in its entirety, effective January 1, 1999, as follows:

                  (d) A Participant may elect at any time to transfer amounts accrued in such Participant's Before Tax Deposits Account, After Tax Deposits Account, or Rollover Account among any of the investment funds currently offered by the Committee and currently available to the Participant, provided, however, the total amount transferred shall be in increments of 1% of the amount accrued in such accounts. A Participant shall effect such transfer in the manner authorized by the Committee.

    21. Section 5.5 of the Plan is amended, effective January 1, 1997, by deleting Paragraph (f) regarding the Stock Credit Account and redesignating Paragraphs (g), (h), and (i) as Paragraphs (f), (g), and
        (h), respectively.

    22. Section 6.1 of the Plan is amended in its entirety, effective January 1, 1997, as follows:

                  6.1 Participants' Accounts. In order to account for the allocated interest of each Participant in the Trust Fund, there shall be established and maintained for each Participant (making such form of contribution) a Before Tax Deposits Account, an After Tax Deposits Account, a Company Contribution Account, and a Rollover Account.

    23. Section 6.13(b)(i) of the Plan is amended in its entirety, effective January 1, 1997, as follows:

                  (i) "Average Contribution Percentage" shall mean, with respect to the group of Highly Compensated Participants and the group of all other Participants for a Plan Year, the ratio, calculated separately and to the nearest


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           one-hundredth of one percent for each Participant in such group: The
           "Contribution Percentage" for any Participant shall be determined as follows:

                      (1) For a Highly Compensated Participant, the ratio of
               such Participant's After Tax Deposits and Matching Contributions for the current Plan Year to such Participant's Compensation for the current Plan Year; provided, however, that the Contribution Percentage of a Highly Compensated Participant with no After Tax Deposits and Matching Contributions made on his or her behalf shall be zero.

                      (2) For any other Participant, the ratio of such
               Participant's After Tax Deposits and Matching Contributions for the preceding Plan Year to such Participant's Compensation for the preceding Plan Year; provided, however, that the Contribution Percentage of a Participant with no After Tax Deposits and Matching Contributions made on his or her behalf shall be zero.

                  The Contribution Percentage, in each case, however, shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contribution to which they relate are excess Before Tax Deposits, excess After Tax Deposits, or Excess Aggregate Contributions. To the extent determined by the Committee and in accordance with regulations issued by the Secretary of the Treasury under Code Section 401(m)(3), Before Tax Deposits and any qualified nonelective contributions, within the meaning of Code Section 401(m)(4)(C) on behalf of a Participant may also be taken into account for purposes of calculating the Contribution Percentage of a Participant. However, if any Before Tax Deposits are taken into account for purposes of determining Actual Deferral Percentages under Section 4.3 then such Before Tax Deposits shall not be taken into account under this Section 6.13.

    24. Section 6.13(b)(v) of the Plan is amended in its entirety, effective January 1, 1998, as follows:

                  (v) "Compensation" shall mean compensation as described below:

                      (1) Compensation means compensation determined by the
               Company in accordance with the requirements of Code Section 414(s) and the Regulations thereunder.

                      (2) For purposes of this Section 6.13, for Plan Years
               beginning on or after January 1, 1998, Compensation may, at the Company's election, exclude amounts which are excludable from a Participant's gross income under Code Section 125 (pertaining to cafeteria plans) and Code Section 402(e)(3) (pertaining to 401(k) salary reductions). The Company



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               may change its election provided such change does not
               discriminate in favor of Highly Compensated Employees.

                      (3) Compensation taken into account for any Plan Year
               shall not exceed $150,000 as adjusted at the time and in such manner as permitted under Code Section 401(a)(17)(B).

    25. Section 6.13 of the Plan is amended, effective January 1, 1997, by deleting Paragraph (e) regarding family aggregation and redesignating Paragraphs (f), (g), and (h) as Paragraphs (e), (f), and (g), respectively.

    26. Section 6.14(b) of the Plan is amended in its entirety, effective January 1, 1997, as follows:

                  (b) For purposes of satisfying the Average Contribution Percentage test, the amount of any excess After Tax Deposits or Matching Contributions by or on behalf of Highly Compensated Participants for a Plan Year under Section 6.13 shall be determined by application of a leveling method under which the After Tax Deposits or Matching Contributions of the Highly Compensated Participant who has the highest dollar amount of After Tax Deposits or Matching Contributions for such Plan Year is reduced to the extent required to cause such Highly Compensated Participant's After Tax Deposits and Matching Contributions to equal the After Tax Deposits and Matching Contributions of the Highly Compensated Participant with the next highest After Tax Deposits and Matching Contributions; provided, however, if a lesser amount, when added to the total dollar amount already distributed under this paragraph (b), equals the total excess After Tax Deposits and Matching Contributions that are required to be distributed to enable the Plan to satisfy the Average Contribution Percentage test, the lesser amount shall be distributed. This process shall be repeated until the Plan satisfies the Average Contribution Percentage test.

    27. Section 6.14 of the Plan is amended, effective January 1, 1997, by deleting Paragraph (c) regarding family aggregation and redesignating Paragraphs (d), (e), (f), and (g) as Paragraphs (c), (d), (e), and (f), respectively.

    28. Section 7.3 of the Plan is amended in its entirety, effective January 1, 1997, as follows:

                  7.3 Vesting of Participant Deposits. A Participant shall be fully vested at all times in the amounts allocated to his or her Before Tax Deposits Account, After Tax Deposits Account, and Rollover Account.

    29. Section 8.1(a) of the Plan is amended in its entirety, effective January 1, 1997, as follows:

                  (a) A Participant may, for any reason, withdraw any portion of the amount allocated to his After Tax Deposits Account (excluding any After Tax


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           Deposits recharacterized as such under Section 4.5 and any earnings attributable to After Tax Deposits after December 31, 1988). A Participant who makes a withdrawal of After Tax Deposits which are also Sharing Deposits shall not receive an allocation of Company Contributions pursuant to Section 6.4(a)(iii) with respect to any Sharing Deposits made by such Participant during the 6 month period beginning on the date of any such withdrawal.

    30. Section 8.1(c) of the Plan is amended in its entirety, effective January 1, 1997, as follows:

                  (c) On or after the attainment of age 59-1/2, a Participant may withdraw any portion of the amounts allocated to any of his or her Accounts.

    31. Section 8.2(a) of the Plan is amended in its entirety, effective January 1, 1999 as follows:

                  (a) Subject to the provisions of Section 8.5, if a Participant incurs a Severance for any reason (including Disability) other than death, all or a portion of such Participant's entire vested portion of his or her Accounts under the Plan shall be (i) distributed directly to such Participant or (ii) at the election of the Participant, distributed as an Eligible Rollover Distribution and paid directly by the Trustee to the trustee of an Eligible Retirement Plan.

    32. Section 8.2(b) of the Plan is amended in its entirety, effective January 1, 1999 as follows:

                  (b) Any distribution made pursuant to Paragraph (a) shall be paid no more than once in any three (3) month period in amounts of at least $500 (or the Participant's entire vested portion of his or her Accounts under the Plan if lesser) and shall be made in cash except to the extent any of the vested portion of such Participant's Accounts is invested in the Company Stock Fund, then, to the extent so invested, such distribution may be made in Company Stock at the election of the Participant.

    33. Section 13.1(a)(1) of the Plan is amended in its entirety, effective January 1, 1995, as follows:

                  (1)     Thirty Thousand Dollars ($30,000).

    34. Section 13.4 of the Plan is amended, effective January 1, 1998, by adding at the end thereto that "This Section shall not apply to Plan Years beginning on or after January 1, 2000."

    35. Section 13.5(a) of the Plan is amended, effective January 1, 1998, by adding at the end thereto that "This subsection shall not apply to Plan Years beginning on or after January 1, 2000."

    36. Section 13.6 of the Plan is amended in its entirety, effective January 1, 1998, as follows:


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                  13.6 Compensation. For the purpose of this Article XIII,
           Compensation shall mean a Participant's earned income, wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company maintaining the Plan and shall be determined as described below:

                      (a) Compensation shall include to the extent that the
               amounts are includible in gross income (including, but not limited to, commissions paid salespeople, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in Regulation 1.62-2(c)).

                      (b) Compensation shall include any elective deferral as
               defined in Code Section 402(g)(3) and any amount which is contributed or deferred by the Company at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Sections 125 or 457.

                      (c) Compensation shall not include (i) any employer
               contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed, (ii) any distributions from a plan of deferred compensation, (iii) any amounts realized from the exercise of a non-qualified stock option or when restricted stock or property held by the Employee becomes either freely transferable or is no longer subject to a substantial risk of forfeiture under Code
               Section 83 if such option, stock, or property was granted to the Employee by the Company, (iv) any amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option, (v) any contribution for medical benefits (within the meaning of Code Section 419(f)(2) after termination of employment which is otherwise treated as an Annual Addition, and (vi) any amount otherwise treated as an Annual Addition under Code Section 415(l)(1).

                      (d) Notwithstanding anything in the Plan to the contrary,
               Compensation shall be determined in accordance with Code Section 415(c)(3) as in effect for Plan Years beginning prior to January 1, 1998 where required by applicable law.

    37. The Plan is amended, effective January 1, 1999, by adding the attached Appendix A which sets forth provisions applicable only to Puerto Rico-based payroll Employees and Puerto Rico-based Participants.

    38. The effective date of this Third Amendment shall be January 1, 1997 except as otherwise provided.

        IN WITNESS WHEREOF, Allergan, Inc. hereby executes this Amendment on the 9th day of December, 1998.

ALLERGAN, INC.


BY:  /s/ Francis R. Tunney, Jr.
     ---------------------------------
     Francis R. Tunney, Jr.
     Corporate Vice President, General
     Counsel and Secretary

                                   APPENDIX A
           SPECIAL PROVISIONS FOR PUERTO RICO-BASED PAYROLL EMPLOYEES


                                     PART I
                                  INTRODUCTION


        1.1 Effective Date. Subject to the approval of the United States and Puerto Rico tax authorities, the Effective Date of this Appendix A is the later of January 1, 1999 or, the date the merger of the Allergan, Inc. Puerto Rico Savings and Investment Plan into the Plan is approved by the United States and Puerto Rico tax authorities. Prior to the Effective Date of Appendix A, Puerto Rico-based Employees were eligible to participate in the Allergan, Inc. Puerto Rico Savings and Investment Plan. As of the Effective Date of Appendix A, Eligible Puerto Rico-based Employees shall cease participating in the Allergan, Inc. Puerto Rico Savings and Investment Plan and shall participate in the Plan.

        1.2 Merger of Allergan, Inc. Puerto Rico Savings and Investment Plan. Subject to the approval of the United States and Puerto Rico tax authorities, the Allergan, Inc. Puerto Rico Savings and Investment Plan shall merge with and into the Plan. The Plan shall be the plan surviving the merger. All account balances shall be transferred to the Plan and all assets acquired under the Plan as a result of the merger shall be administered, distributed, forfeited and otherwise governed by the provisions of the Plan and this Appendix A.

        1.3 Purpose of Appendix A. The provisions of the Plan shall apply to all Puerto Rico-based payroll Employees, except as specifically provided in this Appendix A.


                                     PART II
                                   DEFINITIONS


        The Definitions of Article II of the Plan shall apply to all Puerto Rico-based Employees and shall have the same meaning for the purpose of this Appendix A except as set forth below:

        2.1 Plan Section 2.20. "Compensation" shall have the same meaning as set forth in Plan Section 2.20 except that in the case of a Puerto Rico-based Employee, Compensation shall also include cost of living allowances earned within Puerto Rico and amounts paid under the Christmas bonus program.

        2.2 Plan Section 2.24. "Credited Service" shall have the same meaning as set forth in Plan Section 2.24 except that in the case of a Puerto Rico-based Employee who was employed by the Company at any time prior to the Effective Date, for the period prior to January 1, 1989, Credited Service shall include service, if any, credited to such Employee under the Savings and Investment Plan for Employees of Subsidiaries of SmithKline Beckman Corporation Whose Principal Office is Located in Puerto Rico.

        2.3 Plan Section 2.26. For the purpose of this Appendix A only, the definition of "Eligible Employee" as defined in Plan Section 2.26 shall not apply and "Eligible Employee" or "Eligible Puerto Rico-based Employee" shall mean any Puerto Rico-based Employee but shall exclude any non-resident alien of Puerto Rico and the United States, any Leased Employee, and , and any Employee covered by a collective bargaining agreement.

        2.4 Plan Section 2.29. For the purpose of this Appendix A only, the definition of "Employee" as defined in Plan Section 2.29 shall not apply and "Employee" or "Puerto Rico-based Employee" shall mean any person who is employed in any capacity by the Sponsor or any Affiliated Company at its Puerto Rico locations, any portion of whose income is subject to withholding or income tax and/or for whom Social Security contribution are made by the Sponsor or any Affiliated Company except that such term shall not include (i) any individual who performs services for the Sponsor or any Affiliated Company and who is classified or paid as an independent contractor (regardless of his or her classification for federal tax or other legal purposes) by the Sponsor or any Affiliated Company and (ii) any individual who performs services for the Sponsor or any Affiliated Company pursuant to an agreement between the Sponsor or any Affiliated Company and any other person including a leasing organization except to the extent such individual is a Leased Employee.

        2.5 Plan Section 2.40. For the purpose of this Appendix A only, "Participant" as defined in Plan Section 2.40 shall not apply and "Participant" or "Puerto Rico-based Participant" shall mean a Puerto Rico-based Employee who is eligible to participate in the Plan and elects to participate in the Plan in accordance with Plan Section 3.1.

        2.6 Plan Section 2.50. Notwithstanding the provisions of Plan Section 2.50, "Sharing Deposits" of a Puerto Rico-based Participant shall mean his Deposits (whether Before Tax or After Tax) not in excess of six percent (6%) of Compensation. Sharing Deposits shall participate in allocations of Company Contributions and Forfeitures.

        2.7 Additional Terms. Additional terms shall have the following meaning:

               (a) "PR-Code" shall mean the Puerto Rico Internal Revenue Code of 1994, as amended. Where the context so requires a reference to a particular PR-Code Section shall also refer to any successor provision of the PR-Code to such PR-Code Section.

               (b) "Top One-Third Highly Compensated Employee" shall mean any Participant who has Compensation for a Plan Year that is greater than the Compensation for such Plan Year of two-thirds (2/3) of all other Participants of the same Company.


                                    PART III
                          ELIGIBILITY AND PARTICIPATION


        The provisions of Article III of the Plan shall apply to all Puerto Rico-based Employees.

                                     PART IV
                              PARTICIPANT DEPOSITS


        The provisions of Article IV of the Plan shall apply to all Puerto Rico-based Employees except as set forth below:

        4.1 Reserved for Future Modification.

        4.2 Plan Section 4.2(a). Notwithstanding the provisions of Plan Section 4.2(a), a Puerto Rico-based Participant may elect to contribute a whole percentage of his Compensation to the Plan as Before Tax Deposits not to exceed ten percent (10%) and, when aggregated with the After Tax Deposits contributed by such Participant pursuant to paragraph (b) below, not to exceed fifteen percent (15%). Notwithstanding the foregoing, no Participant shall be permitted to make Before Tax Deposits to the Plan during any calendar year in excess of $8,000, or such larger amount as may be determined by the Puerto Rico Secretary of the Treasury pursuant to the PR-Code, or which exceed the limitations set forth in Section 4.3 of this Appendix. For purposes of the dollar limitation, the Before Tax Deposits of a Participant for any taxable year is the sum of all Before Tax Deposits under the Plan and all salary reduction amounts under any other qualified cash or deferred arrangement (as defined in Code Section 401(k), a simplified employee pension (as defined in Code Sections 408(k) and 402(h)(1)(B), a deferral compensation plan under Code Section 457, a trust described in Code Section 501(c)(18) and any salary reduction amount used to purchase an annuity contract under Section 403(b) whether or not sponsored by the Company but shall not include any amounts properly distributed as excess annual additions.

        4.3 Additional Contribution Deferral Limitation. In addition to the limitations on Compensation Deferral Contributions set forth in Plan Section 4.3, Compensation Deferral Contributions by a Puerto Rico-based Participant shall not exceed the limitation on contributions by or on behalf of the Top One-Third Highly Compensation Employees under PR-Code Section 1165(e), as provided in this Section 4.3 with respect to each Plan Year. In the event that Compensation Deferrals Contributions under the Plan by or on behalf of the Top One-Third Highly Compensated Employees exceed the limitations of this section for any reason, such excess contributions shall be recharacterized as After Tax Deposits or such excess contributions, adjusted for any income or loss allocable thereto, shall be returned to such Participant, as provided in Plan Section 4.5.

               (a) The Compensation Deferral Contributions by Participants for a Plan Year shall satisfy the Actual Deferral Percentage test under the PR-Code as set forth in (i) below, or to the extent not precluded by applicable regulations, the alternate Actual Deferral Percentage test as set forth in (ii) below:

                      (i) The average "Actual Deferral Percentage" for the Top
               One-Third Highly Compensated Employees shall not be more than the average Actual Deferral Percentage of all non-Top One-Third Highly Compensated Employees multiplied by 1.25, or

                      (ii) The excess of the average Actual Deferral Percentage
               for the Top One-Third Highly Compensated Employees over the average Actual Deferral Percentage for all non-Top One-Third Highly Compensated Employees shall not be more than two (2) percentage points and the average Actual Deferral Percentage for the Top One-Third Highly Compensated Employee shall not be more than the average Actual Deferral Percentage of all non-Top One-Third Highly Compensated Employees multiplied by 2.0.

               (b) For the purpose of this Section 4.3 only, the following definitions shall apply:

                      (i) "Actual Deferral Percentage" shall mean, with respect
               to the group of all Top One-Third Highly Compensated Employees and the group of all non-Top One-Third Highly Compensated Employees for a Plan Year, the ratio, calculated separately for each Participant in such group, of the amount of the Participant's Compensation Deferral Contribution for such Plan Year, to such Participant's Compensation for such Plan Year, in accordance with regulations prescribed by the Puerto Rico Secretary of the Treasury under PR-Code Section 1165(e). For purposes of computing the Actual Deferral Percentage, an Eligible Employee who would be a Participant but for the failure to make Before Tax Deposits shall be treated as a Participant on whose behalf no Before Tax Deposits are made.

                      (ii) "Participant" shall mean any Eligible Puerto
               Rico-based Employee who satisfied the requirements under Plan
               Section 3.1 during the Plan Year, whether or not such Eligible Employee elected to contribute to the Plan for such Plan Year.

                      (iii) "Compensation Deferral Contributions" shall mean
               amounts contributed to the Plan by a Participant as Before Tax Deposits pursuant to Section 4.1 of this Appendix, including excess Before Tax Deposits (as defined in Plan Section 4.4(a)) of the Top One-Third Highly Compensated Employees but excluding (1) excess Before Tax Deposits of all non-Top One-Third Highly Compensated Employees that arise solely from Before Tax Deposits made under the Plan or plans of the Company, (2) Before Tax Deposits that are taken into account in the Average Contribution Percentage test (as defined in Plan Section 6.11) provided that the Actual Deferral Percentage test is satisfied both with and without exclusions of these Before Tax Deposits, and (3) any deferrals properly distributed as excess Annual Additions. To the extent determined by the Committee and in accordance with regulations issued by the Puerto Rico Secretary of the Treasury, matching contributions and qualified nonelective contributions on behalf of a Participant that satisfy the requirements of PR-Code
               Section 1165(e)(3)(D)(ii) may also be taken into account for the purpose of determining the Actual Deferral Percentage of such Participant.

                      (iv) "Compensation" shall mean compensation as described
               below:

                             (1) Compensation means compensation determined by
                      the Company in accordance with the requirements of Code
                      Section 414(s) and the regulations thereunder.

                             (2) For the purpose of this Section 4.3,
                      Compensation may, at the Company's election, include amounts which are excludable from a Participant's gross income under Code Section 125 (pertaining to cafeteria plans) and Code Section 402(e)(3) (pertaining to 401(k) salary reductions). The Company may change its election provided such change does not discriminate in favor of the Top One-Third Highly Compensated Employees.

                             (3) Compensation taken into account for any Plan
                      Year shall not exceed $150,000 as adjusted at the time and in such manner as permitted under Code Section 401(a)(17)(B).

               (c) In the event that as of the first day of Plan Year, the Plan satisfies the requirements of PR-Code Section 1165(a) only if aggregated with one or more other plans which include arrangements under PR-Code
        Section 1165(e), then this Section 4.3 shall be applied by determining the Actual Deferral Percentages of Participants as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under PR-Code Section 1165(e). Plans may be considered one plan for purposes of satisfying PR-Code Section 1165(e) only if they have the same Plan Year.

               (d) For the purpose of this Section 4.3, the "Actual Deferral Percentage" for any Top One-Third Highly Compensated Employee who is a Participant under two or more PR-Code Section 1165(e) arrangements of the Company shall be determined by taking into account the Top One-Third Highly Compensated Employee's Compensation under each such arrangement and contributions under each such arrangement which qualify for treatment under PR-Code Section 1165(e) in accordance with regulations prescribed by the Puerto Rico Secretary of the Treasury under PR-Code
        Section 1165(e). If the arrangements have different Plan Years, this subsection shall be applied by treating all such arrangements ending with or within the same calendar year as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate plans if mandatorily disaggregated pursuant to regulations under Code Section 401(k).

               (e) For purposes of the Actual Deferral Percentage test, Compensation Deferral Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which such contributions relate.

               (f) The determination and treatment of Compensation Deferral Contributions and the Actual Deferral Percentage of any Participant under this Section 4.3 shall satisfy such other requirements as may be prescribed by the Puerto Rico Secretary of the Treasury.

               (g) The Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of PR-Code Section

        1165(e) and the regulations thereunder, in accordance with regulations prescribed by the Puerto Rico Secretary of the Treasury.

        4.4 Plan Section 4.4. The provisions of Plan Section 4.4 entitled "Provisions for Return of Excess Before Tax Deposits over $7,000" shall be applied by substituting the dollar limitation contained in Section 4.1 of this Appendix for the "$7,000 limitation" in each place it appears.

        4.5 Plan Section 4.5. The provisions of Plan Section 4.5 entitled "Provision for Recharacterization or Return of Excess Deferrals by Highly Compensated Participants" shall be applied as follows:

               (a) "Highly Compensated Employee and Top One-Third Highly Compensated Employee" shall be substituted for "Highly Compensated Employee" in each place it appears.

               (b) Any reference to Code Sections shall include reference to the corresponding PR-Code Section unless the context clearly indicates otherwise. For example, references to "Code Section 401(k)" and "Code
        Section 404" shall include references to PR-Code Section 1165(e) and PR-Code Section 1023(n), respectively.

        4.6 Reserved for Future Modification.

        4.7 Plan Section 4.7. In addition to the provisions of Plan Section 4.7 entitled "Character of Deposits," Before Tax Deposits shall be treated as Company Contributions for purposes of PR-Code Section 1165(e).

        4.8 Plan Section 4.8. The provisions of Plan Section 4.8 entitled "Rollover Contributions" shall be applied by including a corresponding reference to "PR-Code Section 1165(a)" in each place "Code Section 401(a)" and "Code
Section 501(a)" appears.


                                     PART V
                      TRUST FUND AND COMPANY CONTRIBUTIONS


        The provisions of Article V shall apply to all Puerto Rico-based Employees except as set forth below:

        5.1 Plan Section 5.2. Notwithstanding the provisions of Plan Section 5.2 entitled "Company Contributions" and subject to the limitations of Plan Article XIII and to the extent that the Company has current or accumulated profits, in the case of a Puerto Rico-based Participant the Company shall contribute monthly out of current or accumulated profits and an amount which, when added to available forfeitures provided under Plan Section 8.2 resulting from the terminations during the month, is equal to 75% of each Participant's Sharing Deposits for the previous month which are not in excess of two percent (2%) of such Participant's Compensation.

        5.2 Plan Section 5.7. The provisions of Plan Section 5.7 entitled "Irrevocability" shall be applied by including a corresponding reference to "PR-Code Section 1165(a)" and "PR-Code Section 1023(n)" in each place "Code
Section 401(a)" and "Code Section 404" appears, respectively.


                                     PART VI
                            ACCOUNTS AND ALLOCATIONS


        The provisions of Article VI of the Plan shall apply to all Puerto Rico-based Employees.



                                    PART VII
                            VESTING IN PLAN ACCOUNTS


        The provisions of Article VII of the Plan shall apply to all Puerto Rico-based Employees.



                                    PART VIII
                            PAYMENT OF PLAN BENEFITS


        The provisions of Article VIII of the Plan shall apply to all Puerto Rico-based Employees except as set forth below:

        8.1 Plan Section 8.1. The provisions of Plan Section 8.1 entitled "Withdrawals During Employment" shall be applied by including a corresponding reference to "PR-Code Section 1165(e)(7)(A)" in each place "Code Section 402(g)" appears.

        8.2 Plan Section 8.4. In addition to the provisions of Plan Section 8.4 entitled "Designation of Beneficiary," the following rules shall apply to a Participant, as defined in Section 2.4 of this Appendix:

               (a) In the event a deceased Participant is not a resident of Puerto Rico at the date of his death, the Plan Administrator, in its discretion, may require the establishment of ancillary administration in Puerto Rico.

               (b) If the Committee cannot locate a qualified personal representative of the deceased Participant, or if administration of the deceased Participant's estate is not otherwise required, the Plan Administrator, in its discretion, may pay the deceased Participant's interest in the Trust Fund to his heirs at law (determined in accordance with the laws of the Commonwealth of Puerto Rico) as they existed at the date of the Participant's death.

        8.3 Plan Section 8.5(a). Notwithstanding the provisions of Plan Section 8.5(a) entitled "Distribution Rules," in the case of a Puerto Rico-based Participant in no event shall any benefits under the Plan, including benefits upon retirement, Severance, or Disability, be paid (or commence to be paid) to a participant prior to the "Consent Date" (as defined herein) unless the Participant consents in writing to the payment (or commencement of payment) of such benefits prior to said Consent Date. As used herein, the term "Consent Date" shall mean the later of (i) the Participant's 62nd birthday, or (ii) the Participant's Normal Retirement Age. Notwithstanding the foregoing, the provisions of this Paragraph shall not apply (i) following the Participant's death, or (ii) with respect to a lump sum distribution of the vested portion of a Participant's Account if the total amount of such vested portion does not exceed or has never exceeded $3,500.

        8.4 Plan Section 8.5(c). Notwithstanding the provisions of Plan Section 8.5(c) entitled "Distribution Rules," Section 8.3 of this Appendix or Plan
Section 8.5(b), in the case of a Puerto Rico-based Participant distributions of the entire vested portion of a Participant's Accounts shall be made no later than the Participant's Required Beginning Date, or, if such distribution is to be made over the life of such Participant or over the lives of such Participant and a Beneficiary (or over a period not extending beyond the life expectancy of such participant and Beneficiary) then such distribution shall commence no later than the Participant's Required Beginning Date. Required Beginning Date shall mean:

               (a) For the period prior to January 1, 1989, April 1 of the calendar year following the later of the calendar year in which the Participant (i) attains age 70-1/2, or (ii) retires; provided, however, the foregoing clause (ii) shall not apply with respect to a Participant who is a Five Percent Owner (as defined in Code Section 416(i)) at any time during the five Plan Year period ending in the calendar year in which the Participant attains age 70-1/2 . If the Participant becomes a Five Percent Owner during any Plan Year subsequent to the five Plan Year period referenced above, the Required Beginning Date under this Paragraph (a) shall be April 1 of the calendar year following the calendar year in which such subsequent Plan year ends.

               (b) For the period after December 31, 1988, April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2; provided, however, if the Participant attains age 70-1/2 before January 1, 1988 and the Participant was not a Five Percent Owner at any time during the Plan Year ending with or within the calendar year in which such Participant attains age 66-1/2 or any subsequent Plan Year, then this Paragraph (b) shall not apply and the Required Beginning Date shall be determined under Paragraph (a) above.

        8.5 Plan Section 8.10(c). The provisions of Plan Section 8.10(c) entitled "Additional Documents" shall be applied by including reference to "Puerto Rico" in each place "State or Federal" appears.

        8.6 Plan Section 8.11. The provisions of Plan Section 8.11 entitled "Trustee-Trustee Transfers" shall be applied by including a corresponding reference to "PR-Code Section 1165" in each place "Section 401 of the Code" appears.

        8.7 Plan Section 8.12. The provisions of Plan Section 8.10(c) entitled "Additional Documents" shall be applied by including reference to the "P-R Code" in each place "Code or ERISA" appears.


                                     PART IX
                           PLAN ARTICLES IX THROUGH XV


        The provisions of Articles IX through XV of the Plan shall apply to all Puerto Rico-based Employees.


                                     PART X
                            MISCELLANEOUS PROVISIONS


        The provisions of Article XVI of the Plan shall apply to all Puerto Rico-based Employees except as follows:

        10.1 Plan Section 16.5. In addition to the provisions of Plan Section
16.5 entitled "Interpretation," the provisions of the Plan shall be interpreted in a manner consistent with the Plan satisfying (i) the requirements of PR-Code
Section 1165(a) and related statutes for qualification as a defined contribution plan and (ii) the requirements of PR-Code Section 1165(e) and related statutes for qualification as a cash or deferred arrangement to the extent such interpretation would not violate (i) the requirements of Code Section 401(a) and related statutes for qualification as a defined contribution plan and (ii) the requirements of Code Section 401(k) and related statutes for qualification as a cash or deferred arrangement.

        10.2 Plan Section 16.6. In addition to the provisions of Plan Section
16.6 entitled "Withholding for Taxes," any payments from the Trust Fund may be subject to withholding for taxes as may be required by any applicable Puerto Rico law.

        10.3 Plan Section 16.7. In addition to the provisions of Plan Section
16.7 entitled "California Law Controlling," the Plan Administrator shall determine whether all legal questions pertaining to the Plan which are not controlled by ERISA shall be determined in accordance with the laws of the Commonwealth of Puerto Rico or the laws of the State of California in the case of a Puerto Rico-based Employee or Participant.